MainStay Moderate ETF Allocation Fund	Summary Prospectus August 28, 2021
Class/Ticker	A MDAAX C MDAKX I MDAIX R3 MDARX SIMPLE MDAVX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund by going online to newyorklifeinvestments.com, by calling 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus, dated August 28, 2021, and Statement of Additional Information, dated February 28, 2021, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 57 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 137 of the Statement of Additional Information.

	Class A	Class C	Class I	Class R3	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%	0.50%
Other Expenses	0.59%	0.57%	0.59%	0.69%	0.57%
Acquired (Underlying) Fund Fees and Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.12%	1.85%	0.87%	1.47%	1.35%
Waivers / Reimbursements[2]	(0.24)%	(0.22)%	(0.24)%	(0.24)%	(0.22)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.88%	1.63%	0.63%	1.23%	1.13%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases). However, a contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following amounts of the Fund's average daily net assets: Class A, 0.80%; Class C, 1.55%; Class I, 0.55%; Class R3, 1.15% and SIMPLE Class, 1.05%. This agreement will remain in effect until August 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class R3	SIMPLE
		Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 387	$ 166	$ 266	$ 64	$ 125	$ 115
3 Years	$ 622	$ 560	$ 560	$ 254	$ 441	$ 406
5 Years	$ 876	$ 980	$ 980	$ 459	$ 780	$ 718
10 Years	$ 1,601	$ 1,955	$ 1,955	$ 1,050	$ 1,737	$ 1,605

(NYLIM) NL514 MSMEA01-08/21

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the period June 30, 2020 (commencement of operations) through the end of the Fund’s fiscal period, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds. The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in unaffiliated passively-managed exchange-traded funds (the “Underlying ETFs”). The Fund is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying ETFs.

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity ETFs and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income ETFs. The Fund may invest approximately 15% (within a range of 5% to 25%) of its assets in Underlying International Equity ETFs. New York Life Investments may change the asset class allocations, the Underlying ETFs in which the Fund invests, or the target weighting without approval from shareholders.

New York Life Investments will determine each Underlying ETF’s asset class, and for Underlying ETFs that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying ETF’s investment strategy and portfolio characteristics.

New York Life Investments uses a two-step asset allocation process to create the Fund's portfolio. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Fund's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay Moderate ETF Allocation Fund	45%	15%	60%	40%

The second step in the Fund's portfolio construction process involves the actual selection of Underlying ETFs to represent the asset classes indicated above and determination of target weightings among the Underlying ETFs. The Fund may invest in any or all of the Underlying ETFs within an asset class, but will not normally invest in every Underlying ETF at one time. Selection of individual Underlying ETFs is based on several factors, including, but not limited to, liquidity, benchmark tracking error and total annual fund operating expenses.

New York Life Investments monitors the Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying ETFs continue to conform to the Fund's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In connection with the asset allocation process, the Fund may from time to time invest more than 25% of its assets in one Underlying ETF.

Principal Risks of the Fund

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders, which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying ETFs, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying ETFs selected by New York Life Investments may underperform the market or other investments. Moreover, because the Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Exchange-Traded Fund ("ETF") Risk: The risks of the Fund owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Fund invests a significant portion of its assets in a single Underlying ETF, it will be particularly sensitive to the risks associated with that Underlying ETF and changes in the value of that Underlying ETF may have a significant effect on the net asset value ("NAV") of the Fund. Similarly, the extent to which an Underlying ETF invests a significant portion of its assets in a single industry or economic sector will impact the Fund’s sensitivity to adverse developments affecting such industry or sector.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results.

Principal Risks of the Underlying ETFs

The principal risks of the Underlying ETFs in which the Fund invests, which could adversely affect the performance of the Fund, may include the risks summarized below. For purposes of the risks summarized below, the terms “Fund” and “Funds” may also refer to “Underlying ETF” or “Underlying ETFs” as the context requires.

Market Risk: The value of a Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Passive Management Risk: A Fund that is managed with a passive investment strategy generally invests in the securities included in, or representative of, an underlying index, regardless of investment merit. A Fund generally will not attempt to take defensive positions in declining markets and generally will not sell a security because its issuer is in financial trouble, unless that security is removed from (or was no longer useful in tracking a component of) the underlying index.

Tracking Error Risk: A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. Tracking error also may result because a Fund incurs fees and expenses, while the underlying index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Index Risk: Unlike many investment companies, a Fund that is managed with a passive investment strategy does not utilize an investing strategy that seeks returns in excess of its underlying index. Therefore, such Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its underlying index, even if that security generally is underperforming.

Secondary Market Trading Risk: Although it is expected that the market price of a Fund’s shares will approximate the Fund’s NAV, there may be times when the market price in the secondary market and the NAV vary significantly. A Fund faces numerous secondary market trading risks, including the potential lack of an active market for shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV.

Authorized Participant Concentration Risk: Only certain large institutions (“Authorized Participants”) may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with a Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Fund’s investments in fixed income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of a Fund's investments in foreign securities. Foreign securities may also subject a Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under current conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Market Capitalization Risk: To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, a Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Regulatory Risk: A Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Value Stock Risk: Value stocks may never reach what a Fund's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Funds that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

Because the Fund does not have a full calendar year of performance as of the date of the Prospectus, no calendar year performance information for the Fund has been provided.

Management

New York Life Investment Management LLC serves as the Fund’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Manager	Portfolio Managers	Fund Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2020
	Jonathan Swaney, Managing Director	Since 2020
	Poul Kristensen, Managing Director	Since 2020
	Amit Soni, Director	Since 2020
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at MainStay Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at newyorklifeinvestments.com/accounts. SIMPLE Class shares are generally available only to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Class C shares, $2,500 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. However, for Class A and Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class R3 shares, SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

"New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.